Exhibit p

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY

         I, the undersigned officer of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Nancy G. Curtiss, Treasurer
                                     Principal Financial and Accounting Officer

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     E. Virgil Conway, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Leroy Keith, Jr., Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     James M. Oates, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Herbert Roth, Jr., Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Richard E. Segerson, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Robert Chesek, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Lowell P. Weicker, Jr., Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Everett L. Morris, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Francis E. Jeffries, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         Phoenix-Aberdeen Series Fund
         Phoenix California Tax Exempt Bonds, Inc.
         Phoenix Duff & Phelps Institutional Mutual Funds
         The Phoenix Edge Series Fund
         Phoenix Equity Series Fund
         Phoenix Income and Growth Fund
         Phoenix Investment Trust 97
         Phoenix Multi-Portfolio Fund
         Phoenix Multi-Sector Fixed Income Fund, Inc.
         Phoenix Multi-Sector Short Term Bond Fund
         Phoenix Series Fund
         Phoenix Strategic Allocation Fund, Inc.
         Phoenix Strategic Equity Series Fund
         Phoenix Worldwide Opportunities Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

August       ,  1998                 ___________________________________
                                     Calvin J. Pedersen, Trustee